Deferred Sales Inducements	12 Months Ended
Dec. 31, 2013
Deferred Sales Inducements

(9)    Deferred Sales Inducements

DSI at December 31, and the changes in the balance for years then ended, are as follows:

	2013	2012	2011
Balance, beginning of year	$18,745	22,756	17,302
Capitalization	1,842	1,736	2,746
Interest	987	1,262	990
Amortization	(5,171)	(6,664)	3,953
Change in shadow DSI	1,942	(345)	(2,235)

Balance, end of year	$18,345	18,745	22,756

The change in shadow DSI balances are impacted by movements in unrealized gains and losses as a result of market conditions. The negative DSI amortization in 2011 is primarily due to an increase in variable annuity guarantee reserves, as a result of the decrease in interest rates.